Westwood Holdings Group, Inc. Reports Third Quarter 2019 Results
Maintains Dividend of $0.72 per Share, Equating to 10% Yield as of October 30, 2019
Dallas, TX, October 30, 2019 – Westwood Holdings Group, Inc. (NYSE: WHG) today reported third quarter 2019 earnings. Highlights from the quarter include:

•	Revenues of $19.9 million compared with $21.7 million in the second quarter and $29.9 million in last year's third quarter.

•
Net income of $1.1 million compared with $1.9 million in the second quarter and $5.4 million in last year's third quarter. Non-GAAP Economic Earnings of $3.9 million compared with $4.8 million in the second quarter of 2019 and $9.5 million in the third quarter of 2018.

•	All of our U.S. Value, Multi-Asset and Emerging Markets teams outperformed their primary benchmarks.

•	Top decile performance was achieved by our Income Opportunity, LargeCap Value and Flexible Income teams, and our LargeCap Select, SMidCap Value and Select Equity teams posted top quartile performance.

•	Repurchased 16,522 shares of our common stock for an aggregate purchase price of $0.5 million.

•	At quarter-end, Westwood had $101.2 million in cash and short-term investments, stockholders’ equity of $150.1 million and no debt.

Revenues of $19.9 million decreased $1.8 million from the second quarter and $10.0 million from last year's third quarter on lower average assets under management ("AUM") resulting from net outflows.

AUM at September 30, 2019 totaled $15.0 billion compared to $15.4 billion at June 30, 2019 and $20.8 billion at September 30, 2018.

Third quarter net income of $1.1 million compared with $1.9 million in the second quarter. The decrease was primarily due to lower total revenues, partially offset by foreign currency transaction gains in the current quarter. Diluted earnings per share of $0.13 compared to $0.22 for the second quarter. Non-GAAP Economic Earnings of $3.9 million, or $0.46 per share, compared to $4.8 million, or $0.56 per share, in the second quarter.

Third quarter net income of $1.1 million compared with $5.4 million in last year's third quarter. The decrease was due to lower total revenues, partially offset by lower incentive compensation expense and foreign currency transaction gains in the current quarter. Non-GAAP Economic Earnings decreased from $9.5 million, or $1.11 per share, in the third quarter of 2018, to $3.9 million, or $0.46 per share, in the current quarter.

Brian Casey, Westwood’s President & CEO, commented, "Our overall investment performance excelled in the third quarter with all of our U.S. Value, Multi-Asset and Emerging Markets teams outperforming their primary benchmarks, and we have been transforming in the face of industry headwinds. We have made a dedicated commitment to building distribution and spent most of the last year implementing systems and infrastructure to support the talented professionals now in the field. Our expanded and reorganized institutional and intermediary sales teams are generating significant meeting activity and growing our new business opportunity pipeline, and we continue to strengthen our relationships with intermediaries, clients and consultants. We have evolved our private wealth model to include private equity and expanded our financial planning, estate planning and private banking services. We have installed transformative technology including a private wealth platform dedicated to connecting digitally with younger generations. We have made significant investments in developing new products, rationalizing legacy products and fortifying our mutual fund product lineup. Our product management and investment teams continue to work closely to ensure our product offerings are properly aligned for commercial success and focused in areas where we can add value and grow assets under management. We believe these efforts position us well to be competitive in the future."

Westwood’s Board of Directors declared a quarterly cash dividend of $0.72 per common share, payable on January 2, 2020 to stockholders of record on December 6, 2019.

Economic Earnings and Economic Earnings per Share ("Economic EPS") are non-GAAP performance measures and are explained and reconciled with the most comparable GAAP numbers in the attached tables.

Westwood will host a conference call to discuss third quarter 2019 results and other business matters at 4:30 p.m. Eastern time today. To join the conference call, dial 877-303-6235 (domestic and Canada) or 631-291-4837 (international). The conference call can also be accessed via our Investor Relations page at westwoodgroup.com and will be available for replay through November 6, 2019 by dialing 855-859-2056 (domestic and Canada) or 404-537-3406 (international) and then entering the passcode 1853697.

About Westwood

Westwood Holdings Group, Inc. provides investment management services to institutional investors, private wealth clients and financial intermediaries. The firm has $15.0 billion in assets under management, of which $2.3 billion are in values-based and socially responsible investment mandates as of September 30, 2019. Westwood offers a range of investment strategies including U.S. equities, Multi-Asset, Emerging Markets equities, Global Convertible securities and Master Limited Partnerships (MLPs) portfolios. Access to these strategies is available through separate accounts, the Westwood Funds® family of mutual funds, UCITS funds and other pooled vehicles. Westwood benefits from significant, broad-based employee ownership and trades on the New York Stock Exchange under the symbol “WHG.” Based in Dallas, Texas, Westwood also maintains offices in Toronto, Boston and Houston.

For more information on Westwood, please visit westwoodgroup.com.

Forward-looking Statements

Statements in this press release that are not purely historical facts, including, without limitation, statements about our expected future financial position, results of operations or cash flows, as well as other statements including without limitation, words such as “anticipate,” “forecast,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “could,” “goal,” “may,” “target,” “designed,” “on track,” “comfortable with,” “optimistic” and other similar expressions, constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results and the timing of some events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, without limitation: the composition and market value of our assets under management; regulations adversely affecting the financial services industry; competition in the investment management industry; our assets under management includes investments in foreign companies; our ability to develop and market new investment strategies successfully; our reputation and relationships with current and potential customers; our ability to attract and retain qualified personnel; our ability to maintain effective cyber security; our ability to perform operational tasks; our ability to identify and execute on our strategic initiatives; our ability to maintain effective information systems; our ability to select and oversee third-party vendors; litigation risks; our ability to properly address conflicts of interest; our ability to maintain adequate insurance coverage; our ability to maintain an effective system of internal controls; our ability to maintain our fee structure in light of competitive fee pressures; our relationships with investment consulting firms; the significant concentration of our revenues in a small number of customers; and the other risks detailed from time to time in Westwood’s Securities and Exchange Commission filings, including, but not limited to, its annual report on Form 10-K for the year ended December 31, 2018 and its quarterly reports on Form 10-Q for the quarters ended March 31, 2019, June 30, 2019 and September 30, 2019. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, Westwood is not obligated to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.

# # # #

SOURCE: Westwood Holdings Group, Inc.

(WHG-G)
CONTACT:
Westwood Holdings Group, Inc.
Terry Forbes
SVP, Chief Financial Officer and Treasurer
(214) 756-6900

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands, except per share and share amounts)
(unaudited)

	Three Months Ended
	September 30, 2019	June 30, 2019	September 30, 2018
REVENUES:
Advisory fees:
Asset-based	$13,164	$14,695	$22,023
Performance-based	154	120	—
Trust fees	6,281	6,444	7,191
Other, net	293	450	640
Total revenues	19,892	21,709	29,854
EXPENSES:
Employee compensation and benefits	12,072	11,378	14,444
Sales and marketing	506	514	549
Westwood mutual funds	916	661	979
Information technology	2,017	2,282	2,332
Professional services	940	1,169	1,372
General and administrative	2,317	2,402	2,431
(Gain) loss on foreign currency transactions	(402)	724	596
Total expenses	18,366	19,130	22,703
Net operating income	1,526	2,579	7,151
Gain on sale of operations	—	—	—
Other income	33	77	—
Income before income taxes	1,559	2,656	7,151
Provision for income taxes	442	795	1,783
Net income	$1,117	$1,861	$5,368
Other comprehensive income (loss):
Foreign currency translation adjustments	(482)	735	616
Total comprehensive income	$635	$2,596	$5,984

Earnings per share:
Basic	$0.13	$0.22	$0.64
Diluted	$0.13	$0.22	$0.62

Weighted average shares outstanding:
Basic	8,432,598	8,446,610	8,402,697
Diluted	8,470,673	8,476,777	8,598,230

Economic Earnings	$3,871	$4,773	$9,541
Economic EPS	$0.46	$0.56	$1.11

Dividends declared per share	$0.72	$0.72	$0.68

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands, except per share and share amounts)
(unaudited)

	Nine Months Ended September 30,
	2019	2018
REVENUES:
Advisory fees:
Asset-based	$44,265	$69,979
Performance-based	454	2,984
Trust fees	19,264	22,265
Other, net	1,480	953
Total revenues	65,463	96,181
EXPENSES:
Employee compensation and benefits	38,060	46,857
Sales and marketing	1,550	1,401
Westwood mutual funds	2,423	2,966
Information technology	6,276	6,753
Professional services	3,258	3,677
General and administrative	7,153	7,300
(Gain) loss on foreign currency transactions	1,142	(823)
Total expenses	59,862	68,131
Net operating income	5,601	28,050
Gain on sale of operations	—	524
Other income	110	—
Income before income taxes	5,711	28,574
Provision for income taxes	2,341	7,236
Net income	$3,370	$21,338
Other comprehensive income (loss):
Foreign currency translation adjustments	1,084	(1,062)
Total comprehensive income	$4,454	$20,276

Earnings per share:
Basic	$0.40	$2.55
Diluted	$0.40	$2.49

Weighted average shares outstanding:
Basic	8,414,317	8,359,088
Diluted	8,467,823	8,561,918

Economic Earnings	$12,761	$34,428
Economic EPS	$1.51	$4.02

Dividends declared per share	$2.16	$2.04

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except par value and share amounts)
(unaudited)

	September 30, 2019	December 31, 2018
ASSETS
Current Assets:
Cash and cash equivalents	$58,372	$52,449
Accounts receivable	12,872	18,429
Investments, at fair value	42,844	65,781
Prepaid income taxes	916	349
Other current assets	2,657	2,731
Total current assets	117,661	139,739
Investments	5,425	5,425
Noncurrent investments at fair value	3,020	—
Goodwill	19,804	19,804
Deferred income taxes	3,540	5,102
Operating lease right-of-use assets	7,851	8,698
Intangible assets, net	15,701	15,961
Property and equipment, net of accumulated depreciation of $7,144 and $6,462	4,311	4,454
Total assets	$177,313	$199,183

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable and accrued liabilities	$2,040	$2,518
Dividends payable	7,290	7,710
Compensation and benefits payable	6,858	15,102
Operating lease liabilities	1,554	1,432
Income taxes payable	254	365
Total current liabilities	17,996	27,127
Accrued dividends	1,100	1,576
Noncurrent operating lease liabilities	8,158	9,331
Total liabilities	27,254	38,034

Stockholders’ Equity:
Common stock, $0.01 par value, authorized 25,000,000 shares, issued 10,314,305 and outstanding 8,906,152 shares at September 30, 2019; issued 10,182,583 and outstanding 8,904,902 shares at December 31, 2018	103	102
Additional paid-in capital	202,278	194,116
Treasury stock, at cost - 1,408,152 shares at September 30, 2019; 1,277,681 shares at December 31, 2018	(63,335)	(58,711)
Accumulated other comprehensive loss	(3,799)	(4,883)
Retained earnings	14,812	30,525
Total stockholders’ equity	150,059	161,149
Total liabilities and stockholders’ equity	$177,313	$199,183

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$3,370	$21,338
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	662	653
Amortization of intangible assets	1,281	1,255
Unrealized (gains) losses on trading investments	(501)	145
Stock based compensation expense	7,932	11,658
Deferred income taxes	1,572	(1,693)
Non-cash lease expense	852	789
Gain on sale of subsidiary	—	(524)
Changes in operating assets and liabilities:
Net sales (purchases) of investments- trading securities	23,438	(19,824)
Accounts receivable	5,673	1,537
Other current assets	(361)	4,185
Accounts payable and accrued liabilities	(482)	(650)
Compensation and benefits payable	(8,100)	(6,157)
Income taxes payable	(668)	3,265
Other liabilities	(1,057)	(907)
Net cash provided by operating activities	33,611	15,070
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(516)	(676)
Proceeds from Omaha divestiture	—	10,013
Additions to internally developed software	(584)	—
Purchases of investments	(3,020)	(5,425)
Net cash provided by (used in) investing activities	(4,120)	3,912
CASH FLOWS FROM FINANCING ACTIVITIES:
Purchases of treasury stock	(1,258)	—
Purchase of treasury stock under employee stock plans	(981)	(726)
Restricted stock returned for payment of taxes	(2,385)	(4,701)
Cash dividends paid	(19,979)	(18,825)
Net cash used in financing activities	(24,603)	(24,252)
Effect of currency rate changes on cash	1,035	(893)
NET CHANGE IN CASH AND CASH EQUIVALENTS	5,923	(6,163)
Cash and cash equivalents, beginning of period	52,449	54,249
Cash and cash equivalents, end of period	$58,372	$48,086

Supplemental cash flow information:
Cash paid during the period for income taxes	$1,431	$5,634
Accrued dividends	$8,390	$8,644

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
Reconciliation of Net Income to Economic Earnings
(in thousands, except per share and share amounts)
(unaudited)

	Three Months Ended
	September 30, 2019	June 30, 2019	September 30, 2018
Net Income	$1,117	$1,861	$5,368
Add: Stock based compensation expense	2,249	2,430	3,695
Add: Intangible amortization	445	423	419
Add: Tax benefit from goodwill amortization	60	59	59
Economic Earnings	$3,871	$4,773	$9,541

Diluted weighted average shares	8,470,673	8,476,777	8,598,230
Economic EPS	$0.46	$0.56	$1.11

	Nine Months Ended September 30,
	2019	2018
Net Income	$3,370	$21,338
Add: Stock based compensation expense	7,932	11,658
Add: Intangible amortization	1,281	1,255
Add: Tax benefit from goodwill amortization	178	177
Economic Earnings	$12,761	$34,428

Diluted weighted average shares	8,467,823	8,561,918
Economic EPS	$1.51	$4.02

As supplemental information, we are providing non-GAAP performance measures that we refer to as Economic Earnings and Economic EPS. We provide these measures in addition to, not as a substitute for, net income and earnings per share, which are reported on a GAAP basis. Management reviews Economic Earnings and Economic EPS to evaluate Westwood’s ongoing performance, allocate resources, and review our dividend policy. We believe that these non-GAAP performance measures, while not substitutes for GAAP net income or earnings per share, are useful for management and investors when evaluating Westwood’s underlying operating and financial performance and its available resources. We do not advocate that investors consider these non-GAAP measures without also considering financial information prepared in accordance with GAAP.

We define Economic Earnings as net income plus non-cash equity-based compensation expense, amortization of intangible assets, and deferred taxes related to goodwill. Although depreciation on fixed assets is a non-cash expense, we do not add it back when calculating Economic Earnings because depreciation charges represent an allocation of the decline in the value of the related assets that will ultimately require replacement. In addition, we do not adjust Economic Earnings for tax deductions related to restricted stock expense or amortization of intangible assets. Economic EPS represents Economic Earnings divided by diluted weighted average shares outstanding.